UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date if earliest event reported): February 23, 2005

REPUBLIC BANCORP INC.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-15734 (Commission File No.)	38-2604669 (IRS Employer Identification No.)

1070 East Main Street, Owosso, Michigan 48867
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (989) 725-7337
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On February 23, 2005, Lee E. Benz, a current director of the Company, notified the Company that he will retire from the Board upon the expiration of his term at the 2005 Annual Meeting of Stockholders to be held on April 27, 2005.

Additionally, B. Thomas M. Smith, Jr., a current director of the Company, will retire from the Board upon the expiration of his term at the 2005 Annual Meeting of Stockholders to be held on April 27, 2005 in accordance with the Board’s mandatory retirement policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC BANCORP INC.

Date: February 24, 2005	By:	/s/ Thomas F. Menacher
	Name:	Thomas F. Menacher
	Its:	Executive Vice President, Treasurer and
Chief Financial Officer